UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2013

MAKO Surgical Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 Davie Road
Fort Lauderdale, Florida 33317

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 927-2044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Pursuant to the Agreement and Plan of Merger, dated as of September 25, 2013 (the “Merger Agreement”), by and among Stryker Corporation (“Stryker”), Lauderdale Merger Corporation, an wholly owned subsidiary of Stryker (“Merger Sub”), and MAKO Surgical Corp. (the “Company”), on December 17, 2013 (the “Closing Date”), Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Stryker. The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

In the Merger, each share of common stock, par value $0.001 per share, of the Company (“Common Stock”) outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than dissenting shares and shares of Common Stock owned by the Company, Stryker or Merger Sub or any of their subsidiaries (the “Excluded Shares”), was converted into the right to receive $30.00 in cash, without interest (the “Merger Consideration”). In addition, as of the Effective Time, (1) each option to purchase a share of Common Stock that was outstanding immediately prior to the Effective Time became fully vested and converted into the right to receive a cash payment equal to the Merger Consideration, net of the exercise price, and (2) each award of restricted shares of Common Stock outstanding immediately prior to the Effective Time became fully vested and converted into the right to receive a cash payment equal to the product of the Merger Consideration and the number of shares subject to the award.

The descriptions of the Merger and the Merger Agreement contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Company notified the Nasdaq Global Select Market (“NASDAQ”) that the Merger had been completed and requested that trading in the Common Stock be suspended and that the Common Stock be withdrawn from listing on NASDAQ effective as of the close of trading on the Closing Date. The Company also requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to report the delisting of the Common Stock from NASDAQ. The Common Stock was delisted effective as of the close of trading on the Closing Date.

The Company intends to file with the SEC a certification on Form 15 to terminate or suspend its reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934 as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, all issued and outstanding shares of Common Stock (other than the Excluded Shares), options to purchase shares of Common Stock and restricted shares of Common Stock were cancelled and converted into the right to receive the respective consideration specified in the Merger Agreement. At the Effective Time, all holders of Common Stock (other than the Excluded Shares) and the foregoing equity-based awards of the Company ceased to have any rights with respect thereto other than the right to receive such consideration.

The information set forth under Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Stryker.

The total amount of funds used to complete the Merger was approximately $1.68 billion, which was funded through Stryker’s available cash on hand.

The disclosure regarding the Merger and the Merger Agreement set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, as a result of the Merger, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company following the Effective Time.

In connection with the Merger, each of Maurice R. Ferré, M.D., Christopher R. Marrus, Ian Dawson, Ivan Delevic, Duncan H. Moffat, Richard Leparmentier, Menashe R. Frank and Lawrence T. Gibbons ceased to serve as an officer of the Company on December 17, 2013.

Immediately following the effective time of the Merger, the directors of the Company appointed David Floyd to serve as President, Robert C. Cohen to serve as Vice President and General Manager and Fritz L. LaPorte to serve as Vice President, Finance & Administration and Chief Financial Officer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation and the bylaws of the Company were amended and restated in accordance with the terms of the Merger Agreement.

Copies of the amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
2.1	Agreement and Plan of Merger, dated as of September 25, 2013, by and among Stryker Corporation, Lauderdale Merger Corporation and MAKO Surgical Corp. (incorporated by reference to Exhibit 2.1 to MAKO Surgical Corp.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2013).
3.1	Fourth Amended and Restated Certificate of Incorporation of MAKO Surgical Corp.
3.2	Sixth Amended and Restated Bylaws of MAKO Surgical Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAKO SURGICAL CORP.

Date: December 17, 2013
s/ Fritz L. LaPorte
Fritz L. LaPorte Vice President, Finance & Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
2.1	Agreement and Plan of Merger, dated as of September 25, 2013, by and among Stryker Corporation, Lauderdale Merger Corporation and MAKO Surgical Corp. (incorporated by reference to Exhibit 2.1 to MAKO Surgical Corp.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2013).

3.1	Fourth Amended and Restated Certificate of Incorporation of MAKO Surgical Corp.

3.2	Sixth Amended and Restated Bylaws of MAKO Surgical Corp.